                             LETTER OF TRANSMITTAL
                                       TO
                         TENDER SHARES OF COMMON STOCK
                                       OF
                                 ENDOGEN, INC.
                                       AT
                          $3.75 NET PER SHARE IN CASH
              PURSUANT TO THE OFFER TO PURCHASE DATED JUNE 2, 1999
                                       BY
                             EWOK ACQUISITION CORP.
                           A WHOLLY OWNED SUBSIDIARY
                                       OF
                               PERBIO SCIENCE AB

        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
      NEW YORK CITY TIME, ON TUESDAY, JUNE 29, 1999, UNLESS THE OFFER IS
                       EXTENDED (THE 'EXPIRATION DATE').


                        The Depositary for the Offer is:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY

               By Hand:                           Overnight Courier:                           By Mail:
      Reorganization Department               Reorganization Department               Reorganization Department
      40 Wall Street, 46th Floor              40 Wall Street, 46th Floor              40 Wall Street, 46th Floor
         New York, N.Y. 10005                    New York, N.Y. 10005                    New York, N.Y. 10005

            Facsimile Transmission (for Eligible Institutions only):
                                 (718) 234-5001

              Confirm Receipt of Guaranteed Delivery by Telephone:
                                 (718) 921-8200

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                          DESCRIPTION OF SHARES TENDERED
                   (ATTACH SEPARATE SIGNED LIST IF NECESSARY)

                                                                                           TOTAL NO. OF
                  NAME(S) AND ADDRESS(ES) OF HOLDER(S)                                        SHARES         NUMBER OF
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON          CERTIFICATE    REPRESENTED BY      SHARES
                            CERTIFICATE(S))                                NUMBER(S)(1)   CERTIFICATE(S)(1)  TENDERED(2)




                         TOTAL SHARES TENDERED
  (1) Need not be completed by Book-Entry Stockholders
  (2) Unless otherwise specified, it will be assumed that all Shares represented by the
      Certificates described above are being tendered. See Instruction 4.

     This Letter of Transmittal is to be completed by stockholders of Endogen, Inc. either if certificates for tendered Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book entry transfer to an account maintained by the Depositary at The Depository Trust Company ('DTC') pursuant to the procedures set forth in Section 2 of the Offer to Purchase (as defined below). Stockholders who deliver Shares by book-entry transfer are referred to herein as 'Book-Entry Stockholders' and other stockholders are referred to herein as 'Certificate Stockholders.' If a stockholder desires to tender Shares pursuant to the Offer (as defined below) and such stockholder's certificates for Shares are not immediately available or the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date, such stockholder's tender may nevertheless be effected by complying with the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

               (BOX BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[ ]        CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT
           AT THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

           Name of Tendering Institution  ......................................................................

           Account No.  ........................................................................................

           Transaction Code No.  ...............................................................................

[ ]        CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY
           PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

           Name(s) of Registered Holder(s)  ....................................................................

           Window Ticket Number (if any)  ......................................................................

           Date of Execution of Notice of Guaranteed Delivery  .................................................

           Name of Institution that Guaranteed Delivery  .......................................................

           If delivery is by book-entry transfer: Name of Tendering Institution:  ..............................
           Account No.  ................................................................................. at DTC

           Transaction Code No.  ...............................................................................

Ladies and Gentlemen:

     The undersigned hereby tenders to EWOK Acquisition Corp., a Massachusetts corporation (the 'Purchaser') and a wholly owned subsidiary of PerBio Science AB, a Swedish corporation ('Parent'), the above-described shares of Common Stock, $.01 par value (the 'Shares'), of Endogen, Inc., a Massachusetts corporation (the 'Company'), pursuant to the Purchaser's offer to purchase all outstanding Shares at a purchase price of $3.75 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated June 2, 1999 (the 'Offer to Purchase'), and this Letter of Transmittal (which together with any amendments or supplements thereto constitute the 'Offer'), receipt of which is hereby acknowledged. All capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Offer to Purchase.

     Upon the terms and subject to the conditions of the Offer, subject to, and effective upon, acceptance for payment of the Shares tendered herewith by the Purchaser, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after June 2, 1999), and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), (i) to deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by the DTC together, in each case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (ii) to present such Shares (and any such other Shares or securities or rights) for transfer on the Company's books and (iii) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all such other Shares, securities or rights, accompanied by appropriate documentation of transfer; and, pending such remittance or appropriate assurance thereof, the Purchaser shall, subject to applicable law, be entitled to all rights and privileges as owner of such other Shares, securities or rights and may withhold the entire purchase price, or deduct from the purchase price, the amount of value thereof as determined by the Purchaser in its sole discretion.

     The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after June 2, 1999) and

(ii) when such Shares (and any such other Shares or securities or rights) are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, claims and encumbrances and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all such other Shares or securities or rights).

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned hereby irrevocably appoints designees of the Purchaser, and each of them, as the undersigned's attorneys-in-fact and proxies in the manner set forth herein, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares tendered by the undersigned and accepted for payment by the Purchaser and with respect to any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after June 2, 1999. All such proxies shall be considered coupled with an interest in the tendered Shares. Such appointment will be effective when, and only to the extent that, the Purchaser accepts for payment Shares tendered by the undersigned as provided in the Offer to Purchase. Upon such acceptance for payment, all prior powers of attorney and proxies given by the undersigned with respect to such Shares or other securities or rights will, without further action, be revoked and no subsequent powers of attorney and proxies may be given (and, if given, will not be deemed effective). The designees of the Purchaser will thereby be empowered to exercise all voting and other rights with respect to such Shares or other securities or rights in respect of any annual, special or adjourned meeting of the Company's stockholders, or otherwise, as they in their sole discretion deem proper. The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting and other rights with respect to such Shares and other securities or rights, including voting at any meeting of stockholders then scheduled. The powers of attorney and proxies granted hereby are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer.

     The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in Section 2 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under 'Special Payment Instructions,' please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under 'Description of Shares Tendered.' Similarly, unless otherwise indicated under 'Special Delivery Instructions,' please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under 'Description of Shares Tendered.' In the event that both Special Delivery Instructions and Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. The undersigned recognizes that the Purchaser has no obligation pursuant to Special Payment Instructions to transfer any Shares from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.



         SPECIAL DELIVERY INSTRUCTIONS
        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned.

Issue [ ]  Check [ ] Certificates to:

Name ...........................................
                 (PLEASE PRINT)

Address ........................................

 ...............................................
               (INCLUDE ZIP CODE)

 ...............................................
(TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
      (COMPLETE SUBSTITUTE FORM W-9 BELOW)


                                                            SPECIAL PAYMENT INSTRUCTIONS
                                                          (SEE INSTRUCTIONS 1, 5, 6 AND 7)

                                                  To be completed ONLY if certificates for Shares
                                                  not tendered or not accepted for payment and/or
                                                  the check for the purchase price of Shares
                                                  accepted for payment are to be sent to someone
                                                  other than the undersigned or to the undersigned
                                                  at an address other than that above.

                                                  Issue [ ]  Check [ ] Certificates to:

                                                  Name ...........................................
                                                                   (PLEASE PRINT)

                                                  Address ........................................

                                                  ................................................
                                                                 (INCLUDE ZIP CODE)

                                                  ................................................
                                                  (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                                                        (COMPLETE SUBSTITUTE FORM W-9 BELOW)

                  PLEASE COMLETE THE SUBSTITUTE FORM W-9 BELOW

                                              PLEASE SIGN HERE
                            (TO BE COMPLETED BY ALL TENDERING HOLDERS OF SHARES
                   REGARDLESS OF WHETHER SHARES ARE BEING PHYSICALLY DELIVERED HEREWITH)

 ...........................................................................................................

 ...........................................................................................................
                             SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY

Dated:  ............................................................................................. , 1999

     Must be signed by the registered holder(s) of the Certificates tendered hereby exactly as their name(s)
appear(s) on the Share Certificate(s), or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

Date  ......................................................................................................

Name(s)  ...................................................................................................
                                               (PLEASE PRINT)

Capacity (full title)  .....................................................................................

Address  ...................................................................................................

 ...........................................................................................................
                                            (INCLUDING ZIP CODE)

Area Code and Telephone Number  ............................................................................

Tax Identification or Social Security No.  .................................................................

                                            SIGNATURE GUARANTEE

                                      (SEE INSTRUCTIONS 1 AND 5 BELOW)

 ...........................................................................................................
                           (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

 ...........................................................................................................
     (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF ELIGIBLE INSTITUTION)

 ...........................................................................................................
                                           (AUTHORIZED SIGNATURE)

 ...........................................................................................................
                                               (PRINTED NAME)

 ...........................................................................................................
                                                  (TITLE)

 .................................................................................................... , 1999
                                                   (DATE)

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURE. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder of Shares (which term, for purposes of this document, includes any participant in DTC's system whose name appears on a security position listing as the owner of the Shares) tendered herewith and such registered holder has not completed either the box entitled 'Special Delivery Instructions' or the box entitled 'Special Payment Instructions' above or (b) such Shares are tendered for the account of a firm that is a participant in the Securities Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other 'eligible guarantor institution,' as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an 'Eligible Institution'). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 to this Letter of Transmittal. If the certificates for Shares are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or certificates for Shares not tendered or not accepted for payment are to be issued to a person other than the registered holder of the certificates surrendered, the tendered certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holders or owners appear on the certificates, with the signatures on the certificates or stock powers guaranteed as aforesaid. See Instruction 5 to this Letter of Transmittal.

     2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 of the Offer to Purchase. For a stockholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees (or an Agent's Message in connection with a book-entry transfer of Shares) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein and either certificates for tendered Shares must be received by the Depositary at one of such addresses or such Shares must be delivered pursuant to the procedure for book-entry transfer set forth in Section 2 of the Offer to Purchase (and a Book-Entry Confirmation (as defined in the Offer to Purchase) is received by the Depositary), in each case, on or prior to the Expiration Date, or (b) the tendering stockholder must comply with the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to such procedure, (a) such tender must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary, as provided in Section 2 of the Offer to Purchase, on or prior to the Expiration Date and (c) the certificates for all tendered shares, in proper form for transfer (or a Book-Entry Confirmation with respect to such Shares), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq SmallCap Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase.

     THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. DELIVERY OF THIS LETTER OF TRANSMITTAL AND ACCOMPANYING SHARES WILL BE DEEMED EFFECTIVE, AND RISK OF LOSS WITH RESPECT TO SUCH LETTER OF TRANSMITTAL AND ACCOMPANYING CERTIFICATE(S) WILL PASS, ONLY WHEN SUCH LETTER OF TRANSMITTAL AND ACCOMPANYING CERTIFICATE(S) ARE ACTUALLY RECEIVED BY THE DEPOSITARY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

     4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE STOCKHOLDERS ONLY). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled 'Number of Shares Tendered.' In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or accepted for payment are to be issued to, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If the certificates for Shares are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or certificates for Shares not tendered or not accepted for payment are to be issued to a person other than the registered holder of the certificates surrendered, the tendered certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name or names of the registered holders or owners appear on the certificates, with the signatures on the certificates or stock powers guaranteed as aforesaid. See Instruction 1. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Shares not tendered or accepted for payment are to be registered in the name(s) of, any person(s) other than the registered owner(s), or if tendered certificate(s) are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name(s) of, and/or certificate(s) for Shares not tendered or not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not accepted for payment be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder(s) may designate.

     8. WAIVER OF CONDITIONS. Subject to the terms of the Offer, the Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

     9. SUBSTITUTE FORM W-9. In order to avoid 'backup withholding' of Federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering Shares in the Offer must (a) provide the Depositary with such stockholder's correct taxpayer identification number ('TIN') on Substitute Form W-9 below and
(b) certify under penalty of perjury that such TIN is correct and that such stockholder is not subject to backup withholding. If a stockholder does not provide its correct TIN or fails to provide the certifications described above, the Internal Revenue Service ('IRS') may impose a penalty on such stockholder and any payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding of 31%.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding. Noncorporate foreign stockholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding.

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional income tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the IRS. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN but has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

     The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9' for additional guidance on which number to report.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 should be directed to the Information Agent at its address as set forth below. Questions or requests for assistance may be directed to the Information Agent.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR, OR A BOOK-ENTRY CONFIRMATION WITH RESPECT TO, TENDERED SHARES WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                                PART 1. Please provide your substitute TIN   ...................................
                                in the box at the right and certify by             Social Security Number
                                signing and dating below.                    ...................................
                                                                               Employer Identification Number
                                PART 2. TIN Applied for: [ ]

                                CERTIFICATIONS -- Under the penalties of perjury, I certify that:
                                (1) The number shown on this form is my correct Taxpayer Identification Number
                                    (or I am waiting for a number to be issued to me),
                                (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                                    ('IRS') that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                                (3) any other information provided on this form is true and correct.

                                                          CERTIFICATION INSTRUCTIONS
                                You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).

                                SIGNATURE: ................................    DATE: .................... , 1999

SUBSTITUTE
FORM W-9
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE

PAYOR'S REQUEST FOR
TAXPAYER IDENTIFICATION
NUMBER ('TIN')

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9, INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN.

              CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number by the time of payment, 31 percent (31%) of all payments made to me pursuant to this offer shall be retained until I provide a tax identification number to the payor and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a taxpayer identification number.

SIGNATURE  ...................................... DATE  .......................


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers as set forth below.

                       The Information Agent for the Offer is:

                         [Georgeson & Company Inc. Logo]

                               Wall Street Plaza
                               New York, NY 10005
                            (212) 440-9800 (Collect)
                        or Call Toll Free (800) 223-2064

                      The Dealer Manager for the Offer is:

                     Vector Securities International, Inc.
                              1751 Lake Cook Road
                                   Suite 350
                              Deerfield, IL 60015
                            (847) 374-3853 (Collect)